Exhibit 10.5

                                PLEDGE AGREEMENT


      THIS PLEDGE AGREEMENT (this "Agreement") is made and entered into this 14th day of October, 1999 by and between Dave Decker ("Pledgor") and Lifemark Corporation, a Delaware corporation ("Secured Party").

      1.    PLEDGE.   Pledgor  hereby  grants  to  Secured  Party  a  security
interest in the following described corporate stock:

            25,000 shares of common stock, $0.01 par value, of Lifemark Corporation.

currently represented by Certificate Nos. 6432 together with stock powers duly endorsed in blank (with signature guaranteed by a qualified member in a Medallion Guarantee Program approved by the Securities Transfer Association, Inc.) and herewith delivered to Secured Party, and all proceeds, products and increases thereof and substitutions and replacements therefor (collectively referred to herein as the "Pledged Shares"). Secured Party shall hold the Pledged Shares as security for payment of the Note (as defined below) and shall not encumber or dispose of the Pledged Shares except in accordance with Sections 6 or 8 of this Agreement.

      2. SECURED INDEBTEDNESS. This Agreement shall secure all indebtedness now or hereafter incurred by Pledgor under the provisions of that certain Promissory Note (the "Note") of even date herewith made by Pledgor to Secured Party in the original principal amount of seventy three thousand four hundred twenty five ($73,425), bearing interest at the rate per annum equal to 6.02%, with accrued interest being due and payable on December 31, 1999 and each December 31 thereafter, and with all principal and accrued interest being due and payable on October 14, 2008, and any and all other indebtedness of the Pledgor to the Secured Party incurred in connection with the acquisition of common stock of the Secured Party and the payment of any related withholding tax.

      3. VOTING RIGHTS. During the term of this Agreement, and so long as Pledgor is not in default in the performance of any of the terms of this Agreement or in the payment of the principal or interest of the Note, Pledgor shall have the right to vote the Pledged Shares on all corporate questions, and Secured Party shall, upon request, execute due and timely proxies in favor of Pledgor to this end.

      4. REPRESENTATIONS. Pledgor represents and warrants that there are no restrictions upon the transfer of any of the Pledged Shares, other than may appear on the face of the Certificate referred to in Section 1, and other than as may be imposed under Rule 144 under the Securities Act of 1933, and that the Pledgor has the right to transfer such shares free and clear of all liens and encumbrances, except the lien of this Agreement, and the Pledgor is delivering herewith copies of Form 144 duly executed in blank.

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      5. ADJUSTMENTS.  In the event that, during the term of this Agreement, any share dividend, reclassification, readjustment or other change is declared or made in the capital structure of Lifemark Corporation, all new, substituted and additional shares, or other securities, issued by reason of any such change shall be held by Secured Party under the terms of this Agreement in the same manner as the shares originally pledged hereunder.

      6. PAYMENT OF THE NOTE. Upon payment of all outstanding principal and accrued interest of the Note, less amounts theretofore received and applied by Secured Party in reduction thereof, Secured Party shall transfer to Pledgor all the Pledged Shares and all rights received by Secured Party as a result of this pledge.

      7. EVENTS OF DEFAULT. Occurrence of any of the following events (each such event referred to herein as an "Event of Default") shall, at the option of Secured Party, constitute a default hereunder:

      (a) Failure of Pledgor to pay when due any indebtedness secured by this Agreement, either principal or interest, if such failure shall continue uncured for a period of five days; provided, however, it shall not be an event of default if Pledgor fails to pay, interest due on the Note if Secured Party fails to pay Pledgor the bonus provided for in the second paragraph of the letter agreement dated October 14, 1999 between Pledgor and Secured Party;

      (b) Default by Pledgor under any agreements to which Pledgor and Secured Party are, or may hereafter become, parties which secure indebtedness of Pledgor to Secured Party; or

      (c) Any other event of default under the Note; or

      (d) Any breach by Pledgor of (i) any duty to, or (ii) any employment, severance, non-disclosure or other material agreement between the Pledgor and, the Secured Party.

      8. DEFAULT. Upon the occurrence of an Event of Default, Secured Party shall have the rights and remedies provided in the Uniform Commercial Code in force in the State of Arizona at the date of this Agreement and in this connection, Secured Party may, upon five days' written notice to Pledgor, sent by registered mail, and without liability for any diminution in price which may have occurred, sell all the Pledged Shares in such manner and for such price as Secured Party may determine, so long as any such sale is conducted in a commercially reasonable manner to obtain a fair and reasonable sale price for the Pledged Shares. At any bona fide public sale Secured Party shall be free to purchase all or any part of the Pledged Shares. Out of the proceeds of any sale Secured Party may retain an amount equal to the principal and interest then due on the Note, plus the amount of the reasonable expenses of the sale, and shall pay any balance of such proceeds to Pledgor. In the event that the proceeds of any sale are insufficient to cover the principal and interest of the Note plus expenses of the sale, Pledgor shall remain liable to Secured Party for any deficiency.

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      9. NOTICES. Any notice, request, information or other document to be given hereunder to either of the parties shall be in writing and delivered personally or sent by Federal Express, Overnight Delivery, or United States General Post Office Express Mail Next Day Service, to the addresses listed below:

PLEDGOR:                                    SECURED PARTY:

   Dave Decker                                 Lifemark Corporation
   10833 E. Raintree Dr.                       7600 North 16th Street
   Scottsdale, AZ  85259                       Suite 150
                                               Phoenix, Arizona  85020

      IN WITNESS WHEREOF, the parties have executed this agreement on the date first above written.

                                       PLEDGOR:


                                       By: /s/ DAVE DECKER
                                           ----------------------------


                                       SECURED PARTY:

                                       LIFEMARK CORPORATION


                                       By: /s/ RHONDA BREDE
                                           ----------------------------





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                                                                    Exhibit 10.5

                                 PROMISSORY NOTE

$73,425                                                         October 14, 1999
 ------
                                                                Phoenix, Arizona

      FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of Lifemark Corporation, a Delaware corporation (the "Company"), the principal sum of $73,425 with interest (computed on the basis of the actual number of days elapsed over a 365-day year) on the unpaid balance thereof at the rate of 6 and 02/100 percent (6.02%) per annum, from the date hereof until the principal amount of this Note is paid in full, with accrued interest on all outstanding principal due on December 31 of each year commencing with December 31, 1999, and with all outstanding principal, plus all accrued but unpaid interest, being due and payable on October 14, 2008.

      Payments of principal and interest on this Note shall be payable at the offices of the Company, 7600 North 16th Street, Phoenix, Arizona 85020, or such other place as the holder of this Note may from time to time designate in writing.

      This Note has been issued in connection with the purchase of 25,000 shares of common stock, $0.01 par value per share, of the Company (the "Shares"), pursuant to the exercise of an option granted to the undersigned under a stock option agreement dated October 14, 1999. The full amount of all previously unpaid principal, together with all interest accrued thereon, shall become due and payable: (i) 180 days following termination of employment of the undersigned by the Company without cause or because of disability; (ii) 60 days after any termination by the undersigned of the employment of the undersigned with the Company (or; or (iii) immediately upon any such termination which is for just cause (as defined below) or upon any breach by the undersigned of (i) any duty to the Company, or (ii) any employment, severance, non-disclosure or other material agreement between the undersigned and the Company) the Standard Key Employee Non-Disclosure Agreement. For purposes of this Note, termination "for just cause" shall mean termination on account of gross negligence, dishonesty, or any willful material violation of any reasonable rule or regulation of the Company of which the undersigned has been advised in writing.

      The undersigned shall have the right to prepay this Note, in whole or in part, without premium or penalty.

      The undersigned hereby waives presentment, notice of dishonor or protest of dishonor of this Note.

      This Note is fully negotiable and transferable by the Company.

      This Note is secured by the 25,000 Shares, which shall be held by the Company under a pledge agreement of even date herewith executed by the undersigned and such other security as may be pledged by the Payee and held by the Company from time to time. This Note shall be governed by and construed in accordance with the laws of the State of Arizona.



                                       /s/ DAVE DECKER
                                       -------------------------

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